UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2015

GOLD RIDGE RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-184793	45-2898817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9891 Irvine Center Drive Suite 200 Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 855-587-4249

______________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 12, 2015, Gold Ridge Resources, Inc.'s (the "Company") name will change to CorGreen Technologies Holding Corporation. The name change will be made pursuant to Section 92A.180 of the Nevada Revised Statutes by merging a wholly-owned subsidiary of the Company with and into the Company. The Company is the surviving corporation and, in connection with the merger, we amended Article 1 of the Company's Articles of Incorporation to change our corporate name to CorGreen Technologies Holding Corporation pursuant to Articles of Merger filed with the Secretary of State of the State of Delaware on January 29, 2015. A copy of the Articles of Merger is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. All exhibits are filed herewith unless otherwise indicated.

Exhibit Number	Description
3.1	Articles of Merger filed January 29, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gold Ridge Resources, Inc.

Company Name

Date: February 3, 2015	By:	/s/ Brian Loiselle
Name: Brian Loiselle
Title: CFO